UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2025

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	GLBZ	Nasdaq Capital Market

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2025, The Bank of Glen Burnie, and Maryland chartered bank (the “Bank”) and wholly-owned subsidiary of Glen Burnie Bancorp (the “Company”) entered into a Stock Purchase Agreement (collectively, including its exhibits and ancillary agreements, the “Agreement”) with Eric Tan (the “Seller”), with respect to the sale by the Seller of 100% of the issued and outstanding stock of VA Wholesale Mortgage Incorporated (“VAWM”), a Virginia corporation which provides residential mortgage banking services to the general public, for $750,000 cash consideration to the Seller. In addition, the Seller will receive 33% of the net earnings of VAWM plus an additional 4 basis points (.04%) on closed loan volume of VAWM for a period of three years following the Closing Date. The sale is expected to close in early August 2025. As a condition of closing, VAWM and the Seller will enter into an employment agreement pursuant to which the Seller will be employed as president of VAWM and will be responsible for the overall daily management of VAWM.

The Agreement contains customary representations, warranties and covenants. The closing is subject to the satisfaction or waiver of certain customary closing conditions, including but not limited to, the receipt of all necessary regulatory approvals.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference. The Agreement has been included to provide stockholders and investors with information regarding its terms. It is not intended to provide any other factual information about the Company or VAWM. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the parties thereto rather than establishing matters as facts. Accordingly, stockholders and investors should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about VAWM.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement by and between The Bank of Glen Burnie and Eric Tan. dated March 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: July 8, 2025	By:	/s/ Mark C. Hanna
Mark C. Hanna
Chief Executive Officer

2